As filed with the Securities and Exchange Commission on May 4, 2007

Securities Act Registration No. 333-140951

Investment Company Registration No. 811-22022

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-2

Registration Statement under the Securities Act of 1933 :

Pre-Effective Amendment No. 3

Post-Effective Amendment No.

and/or

Registration Statement Under

The Investment Company Act of 1940 :

Amendment No. 3

Advent/Claymore Global Convertible Securities & Income Fund

(Exact Name of Registrant as Specified in Declaration of Trust)

2455 Corporate West Drive
Lisle, Illinois  60532
(Address of Principal Executive Offices)

(630) 505-3700

(Registrant’s Telephone Number, Including Area Code)

Nicholas Dalmaso
Claymore Advisors, LLC
2455 Corporate West Drive
Lisle, Illinois  60532

(Name and Address of Agent for Service)

Copy to:

Philip H. Harris, Esq.
Thomas A. Hale, Esq.	Rodd Baxter	Leonard B. Mackey, Jr., Esq.
Skadden, Arps, Slate, Meagher & Flom LLP	Advent Capital Management, LLC	Clifford Chance US LLP
Four Times Square	1065 Avenue of the Americas, 31st Floor	31 West 52nd Street
New York, New York 10036	New York, New York 10018	New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares, $.001 par value	50,000 shares	$20.00	$1,000,000	$30.70

(1)           Estimated solely for the purpose of calculating the registration fee.

(2)           Previously paid in connection with the initial filing of the Registration Statement.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND
CROSS REFERENCE SHEET

Part A — Prospectus

Items in Part A of Form N-2		Location in Prospectus
Item 1.	Outside Front Cover	Cover page
Item 2.	Inside Front and Outside Back Cover Page	Cover page
Item 3.	Fee Table and Synopsis	Prospectus Summary; Summary of Fund Expenses
Item 4.	Financial Highlights	Not Applicable
Item 5.	Plan of Distribution	Cover Page; Prospectus Summary; Underwriting
Item 6.	Selling Shareholders	Not Applicable
Item 7.	Use of Proceeds	Use of Proceeds; The Fund’s Investments
Item 8.	General Description of the Registrant	The Fund; The Fund’s Investments; Use of Financial Leverage; Risks; Description of Shares; Certain Provisions in the Agreement and Declaration of Trust; Closed-End Fund Structure
Item 9.	Management	Management of the Fund; Administrator, Custodian and Transfer Agent; Summary of Fund Expenses
Item 10.	Capital Stock, Long-Term Debt, and Other Securities	Description of Shares; Distributions; Dividend Reinvestment Plan; Certain Provisions in the Agreement and Declaration of Trust; Tax Matters
Item 11.	Defaults and Arrears on Senior Securities	Not Applicable
Item 12.	Legal Proceedings	Legal Opinions
Item 13.	Table of Contents of the Statement of Additional Information	Table of Contents for the Statement of Additional Information

Part B — Statement of Additional Information

Item 14.	Cover Page	Cover Page
Item 15.	Table of Contents	Cover Page
Item 16.	General Information and History	Not Applicable
Item 17.	Investment Objective and Policies	Investment Objective and Policies; Investment Policies and Techniques; Other Investment Policies and Techniques; Portfolio Transactions
Item 18.	Management	Management of the Fund; Portfolio Transactions and Brokerage
Item 19.	Control Persons and Principal Holders of Securities	Not Applicable
Item 20.	Investment Advisory and Other Services	Management of the Fund; Experts
Item 21.	Portfolio Managers	Management of the Fund
Item 22.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage

Item 23.	Tax Status	Tax Matters; Distributions
Item 24.	Financial Statements	Financial Statements; Report of Independent Auditors

Part C — Other Information

Items 25-34 have been answered in Part C of this Registration Statement

PART A — PROSPECTUS

Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, as filed with the Securities and Exchange Commission on April 23, 2007 (File Nos. 333-140951 and 811-22022).

1

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Statement of Additional Information dated April 20, 2007 as supplemented May 4, 2007

Advent/Claymore Global Convertible
Securities & Income Fund

STATEMENT OF ADDITIONAL INFORMATION

Advent/Claymore Global Convertible Securities & Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated , 2007. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 345-7999. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated , 2007.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund's investment objective is to provide total return, through a combination of capital appreciation and current income. There can be no assurance that the Fund's investment objective will be achieved.

Investment Restrictions

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and preferred shares (if any) voting together as a single class, and of the holders of a majority of the outstanding preferred shares (if any) voting as a separate class:

(1)  invest 25% or more of the value of its Managed Assets in any one industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions;

(2)  with respect to 75% of its Managed Assets, invest more than 5% of the value of its Managed Assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer;

(3)  issue senior securities or borrow money other than as permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act") (see "Borrowings and Preferred Shares" in the prospectus), or pledge its assets other than to secure such issuances or in connection with Strategic Transactions and other investment strategies;

(4)  make loans of money or property to any person, except through loans of portfolio securities, the purchase of convertible securities and non-convertible income securities consistent with the Fund's investment objective and policies or the entry into repurchase agreements;

(5)  underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Fund may be deemed to be an underwriter;

(6)  purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities; or

(7)  purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

When used with respect to particular shares of the Fund, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1)  make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's Managed Assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

(2)  purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

(3)  purchase securities of companies for the purpose of exercising control.

With respect to the Fund's non-fundamental policy of investing at least 80% of its Managed Assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers, the Fund has adopted a policy to provide shareholders of the Fund at least 60 days' prior notice of any change in this non-fundamental investment policy, if the change is not first approved by shareholders, which notice will comply with the Investment Company Act and the rules and regulations thereunder. The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Fund's total assets are invested (i) in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses or (ii) in the securities of one or more "publicly traded partnerships" (as defined under Section 851(h) of the Internal Revenue Code of 1986, as amended (the "Code")), and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer and such securities do not represent more than 10 percent of the voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

INVESTMENT POLICIES AND TECHNIQUES

The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund's prospectus and provides additional information on the Fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies.

Lower Grade Securities

The Fund may invest in lower grade securities rated below investment grade. The lower grade securities in which the Fund may invest are rated Ba or lower by Moody's or BB or lower by S&P or are unrated but determined by the Investment Manager to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

Investment in Lower Grade Securities Involves Substantial Risk of Loss. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade securities tend to be very volatile, and these securities are less liquid than investment grade securities. For these reasons, to the extent the Fund invests in lower grade securities, your investment in the Fund is subject to the following specific risks:

•  increased price sensitivity to a deteriorating economic environment;

•  greater risk of loss due to default or declining credit quality;

•  adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•  if a negative perception of the lower grade securities market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a lower grade issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of lower grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used lower grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries could adversely affect the ability of lower grade issuers in that industry to meet their obligations. The market values of lower grade securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower grade securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for lower grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower grade securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the income securities markets, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the income securities market, resulting in greater yield and price volatility.

The Fund may invest in securities of all grades, but, under normal market conditions, will maintain an average portfolio quality of investment grade. The Fund will not invest in securities which are in default as to payment of principal and interest at the time of purchase. However, securities held by the Fund may become the subject of bankruptcy proceedings or otherwise default. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

Distressed Securities. The Fund may hold securities that become the subject of bankruptcy proceedings or are otherwise in default as to the repayment of principal and/or payment of interest. The Fund may also hold securities whose ratings are in the lower rating categories (Ca or lower by Moody's or CC or lower by Standard & Poor's) or which are unrated investments considered by the Investment Manager to be of comparable quality. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Short-Term Fixed Income Securities

For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

(1)  U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)  Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3)  Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.

The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)  Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Investment Manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Investment Manager and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short Sales

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Strategic Transactions

In addition to the derivatives instruments and strategies described in the Fund's Prospectus, the Fund may, consistent with its investment objective and policies, also enter into various strategic transactions described below to generate total return, facilitate portfolio management and mitigate risks. In particular, the Fund may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Fund may use are described below. The ability of the Fund to hedge successfully will depend on the Investment Manager's ability to predict pertinent market movements, which cannot be assured.

Interest Rate Transactions. Among the Strategic Transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management techniques or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or, as discussed in the prospectus, to hedge against increased Preferred Share dividend rates or increases in the Fund's cost of borrowing.

Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery ("future contracts") of securities, aggregates of securities, financial indices and U.S. government debt securities or options on the foregoing securities to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Fund will engage in such transactions only for bona fide hedging, risk management and other appropriate portfolio management purposes. In each case the Fund will engage in such transactions in accordance with the rules and regulations of the CFTC.

Credit Derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms or credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if it is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund for hedging purposes. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Fund may sell or purchase call options ("calls") on securities and indices based upon the prices of securities that are traded on U.S. securities exchanges and to the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be "covered" as long as the call is outstanding (i.e., the Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold an instrument which it might otherwise have sold. The purchase of a call gives the Fund the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Fund must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.

Puts on Securities, Indices and Futures Contracts. As with calls, the Fund may purchase put options ("puts") on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Fund may also sell puts on securities financial indices and puts on futures contracts on securities if the Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Fund may be required to buy the underlying instrument or index at higher than the current market price.

The principal risks relating to the use of futures and other Strategic Transitions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Fund's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Investment Manager; and (iv) the obligation to meet additional variation margin or other payment requirements.

Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Fund may also use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and the Investment Manager believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Fund may also purchase forward currency contracts to enhance income when the Investment Manager anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Investment Manager anticipates that there will be a correlation between the two currencies.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot cash market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. See "Tax Matters."

Repurchase Agreements

As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Manager, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Investment Manager will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Manager will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Securities

The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund ("Qualified Institutions"). By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the

Fund at any time and (iv) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's total assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Investment Manager, and will be considered in making decisions with respect to lending securities, subject to review by the Fund's Board of Trustees.

The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

MANAGEMENT OF THE FUND

Investment Advisory Agreement

Although the Adviser intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of the Adviser are not exclusive, and the Adviser provides similar services to other clients and may engage in other activities.

The investment advisory agreement was approved by the Fund's Board of Trustees at an in-person meeting of the Board of Trustees held on March 13, 2007, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). This agreement provides for the Fund to pay an advisory fee to the Adviser, such advisory fee being payable monthly in arrears at an annual rate equal to .40% of the average weekly value of the Fund's Managed Assets.

The investment advisory agreement was approved by the sole common shareholder of the Fund on , 2007. The investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Trustees or a majority of the outstanding voting securities of the Fund or by the Adviser, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment advisory agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

The investment advisory agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of the Fund's shareholders for any act or omission by the Adviser in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's shareholders and provides for indemnification by the Fund of the Adviser, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

The business address of the Adviser is 2455 Corporate West Drive, Lisle, Illinois 60532.

Investment Management Agreement

Although Advent intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of Advent are not exclusive, and Advent provides similar services to other clients and may engage in other activities.

The investment management agreement was approved by the Fund's Board of Trustees at an in-person meeting of the Board of Trustees held on March 13, 2007, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). This agreement provides for the Fund to pay a management fee to the Investment Manager, such management fee being payable monthly in arrears at an annual rate equal to .60% of the average weekly value of the Fund's Managed Assets.

The investment management agreement was approved by the sole common shareholder of the Fund on , 2007. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Trustees or a majority of the outstanding voting securities of the Fund or by the Investment Manager, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of the Fund's shareholders for any act or omission by the Investment Manager in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's shareholders and provides for indemnification by the Fund of the Investment Manager, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

Trustees and Officers

The officers of the Fund manage its day-to-day operations. The officers are directly responsible to the Fund's Board of Trustees which sets broad policies for the Fund and chooses its officers. Following is a list of his present positions and principal occupations during the last five years.

INDEPENDENT TRUSTEES:

Name, Year of Birth and Business Address	Position Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Randall C. Barnes Year of Birth: 1951 2455 Corporate West Drive Lisle, Illinois 60532	Trustee	Trustee since 2007	Formerly, Senior Vice President, Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	32	None

Name, Year of Birth and Business Address	Position Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel Black Year of Birth: 1960 1065 Avenue of the Americas, 31st Floor, New York, NY 10018	Trustee	Trustee since 2007	Partner, the Wicks Group of Cos., LLC (2001-present). Formerly, Managing Director and Co-head of the Merchant Banking Group at BNY Capital Markets, a division of The Bank of New York Co., Inc. (1998-2003).	3	None

Derek Medina Year of Birth: 1967 1065 Avenue of the Americas, 31st Floor, New York, NY 10018	Trustee	Trustee since 2007	Vice President, Business Affairs and News Planning at ABC News (2003-present). Formerly, Executive Director, Office of the President at ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998). Former associate in Corporate Finance at J.P. Morgan/ Morgan Guaranty (1988-1990). Director of Young Scholar's Institute	3	None

Ronald A. Nyberg Year of Birth: 1953 2455 Corporate West Drive Lisle, Illinois 60532	Trustee	Trustee since 2007	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	35	None

Gerald L. Seizert, CFP Year of Birth: 1952 1065 Avenue of the Americas, 31st Floor, New York, NY 10018	Trustee	Trustee since 2007	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm and serves as a co-manager of the firm's hedge fund, Proper Associates, LLC (2000-present). Formerly, Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment Officer-Equities of Munder Capital Management, LLC (1995-1999). Former Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Former Vice President and Portfolio Manager at First of America Bank (1978-1984).	3	None

INTERESTED TRUSTEES:

Name, Year of Birth and Business Address	Position Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nicholas Dalmaso(2) Year of Birth: 1965 2455 Corporate West Drive Lisle, Illinois 60532	Trustee	Trustee since 2007	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. and Manager, Claymore Fund Management Company, LLC. from 2001-present. Chief Legal and Executive Officer of Funds in the Fund Complex. Formerly, Assistant General Counsel, John Nuveen and Company Inc. (1999-2000). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	35	None

Tracy V. Maitland(2) Year of Birth: 1960 1065 Avenue of the Americas, 31st Floor, New York, NY 10018	Trustee; President and Chief Executive Officer	Trustee since 2007	President of Advent Capital Management, LLC, which he founded in 1995. Prior to June 2001, President of Advent Capital Management, a division of Utendahl Capital.	3	None

Michael A. Smart(3) Year of Birth: 1960 1065 Avenue of the Americas, 31st Floor, New York, NY 10018	Trustee	Trustee since 2007	Managing Partner, Cordova, Smart & Williams LLC, Advisor to First Atlantic Capital Ltd. (2001-present). Formerly, a Managing Director in Investment Banking-The Private Equity Group (1995-2001) and a Vice President in Investment Banking-Corporate Finance (1992- 1995) at Merrill Lynch & Co. Founding Partner of The Carpediem Group, a private placement firm (1991-1992). Former Associate at Dillon, Read and Co. (investment bank) (1988-1990).	3	Country Pure Foods, Berkshire Blanket, Inc., Sqwincher Corporation.

(1)  After a trustee's initial term, each trustee is expected to serve a three-year term concurrent with the class of trustees for which he serves:

  —Messrs. Barnes, Media and Seizert, as Class I trustees, are expected to stand for re-election at the Trust's 2007 annual meeting of shareholders.

  —Messrs. Smart, Nyberg and Black, as Class II trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.

  —Messrs. Tracy V. Maitland and Nicholas Dalmaso, as Class III trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

(2)  Mr. Dalmaso is an interested person of the Fund because of his position as an officer of the Adviser and certain of its affiliates. Mr. Maitland is an interested person of the Fund because of his position as an officer of the Investment Manager.

(3)  Mr. Smart will cease to be an Interested Trustee once Merrill Lynch, Pierce, Fenner & Smith Incorporated is no longer a principal underwriter of the Fund.

OFFICERS

Name, Year of Birth and Business Address*	Title	Principal Occupation During the Past Five Years and Other Affiliations
Robert White Year of Birth: 1965	Treasurer and Chief Financial Officer	Chief Financial Officer, Advent Capital Management, LLC (July 2005-present). Previously, Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

Rodd Baxter Year of Birth: 1950	Secretary and Chief Compliance Officer	Advent Capital Management, LLC: General Counsel – Legal (2002 to present); SG Cowen Securities Corp.: Director and Senior Counsel (1998-2002).

F. Barry Nelson Year of Birth: 1943	Vice President	Co-Portfolio Manager and Research Director at Advent Capital Management, LLC (2001-present). Prior to 2001, Mr. Nelson held the same position at Advent Capital Management, a division of Utendahl Capital.

Steven M. Hill Year of Birth: 1964 2455 Corporate West Drive Lisle, Illinois 60532	Assistant Treasurer	Senior Managing Director (2005-present), Managing Director (2003-2005) of Claymore Advisors, LLC and Claymore Securities, Inc.; Chief Financial Officer, Chief Accounting Officer and Treasurer of certain funds in the Fund Complex. Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

*  Address for all Officers unless otherwise noted: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018

Share Ownership

As of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Trust beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the trustee in the dollar range amounts specified below.

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustees in the Family of Investment Companies
Independent Trustees:
Randall C. Barnes	$0	$	[	•]
Daniel Black	$0	$	[	•]
Derek Medina	$0	$	[	•]
Ronald A. Nyberg	$0	$	[	•]
Gerald L. Seizert	$0	$	[	•]
Interested Trustees:
Nicholas Dalmaso	$0		$0
Tracy V. Maitland	$0	$	[	•]
Michael A. Smart	$0	$	[	•]

Prior to the initial public offering of the Fund's common shares, all of the outstanding shares of the Fund were owned by Claymore Securities, Inc.

No trustee who is not an interested person of the Fund owns beneficially or of record any security of the Adviser, the Investment Manager or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Investment Manager.

Remuneration of Trustees and Officers

Each Independent Trustee receives an annual fee of $12,000, plus $1,500 for each meeting of the Board of Trustees or committee thereof physically attended by such Independent Trustee and $500 for each meeting of the Board of Trustees or committee thereof attended via telephone by such Independent Trustee. Each trustee is entitled to reimbursement for all travel and out-of-pocket expenses of such trustee incurred in connection with attending each meeting of the Board of Trustees and any committee thereof, and the fees and expenses of the Independent Trustees of the Fund are paid by the Fund. The Chairman of the Audit Committee of the Board of Trustees, if any, is paid an additional annual fee of $1,500. The Chairman of the Nominating and Governance Committee of the Board of Trustees, if any, is paid an additional annual fee of $1,500.

Because the Fund is newly organized, it did not pay any compensation to its Trustees or Officers during the Fund's fiscal year ended October 31, 2006. The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended August 31, 2007, assuming a full fiscal year of operations.

Name(1)	Aggregate Estimated Compensation from the Fund(2)	Pension or Retirement Benefits Accrued as Part of Fund Expenses(3)	Estimated Annual Benefits Upon Retirement(3)	Total Compensation from the Fund and Fund Complex Paid to Trustee(2)
Randall C. Barnes	$[•]	None	None	$[•]
Daniel Black	$[•]	None	None	$[•]
Derek Medina	$[•]	None	None	$[•]
Gerald L. Seizert	$[•]	None	None	$[•]
Michael A. Smart	$[•]	None	None	$[•]

(1)  Trustees not entitled to compensation are not included in the table.

(2)  Includes compensation for service on the Audit Committee of the Board of Trustees and/or the Nominating and Governance Committee of the Board of Trustees.

(3)  The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

Board Committees

The Board of Trustees of the Fund currently has three committees: an Executive Committee, an Audit Committee and a Nominating and Governance Committee.

Executive Committee. The Executive Committee consists of Tracy V. Maitland and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and By-Laws of the Fund. The Executive Committee, subject to the Fund's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full Board of Trustees in the intervals between meetings of the Board. As of , 2007, the Executive Committee has not taken any actions on behalf of the Fund.

Audit Committee. The Audit Committee is composed of all of the Independent Trustees. The Audit Committee acts according to the Audit Committee charter. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Fund, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of

Trustees and the Fund's independent accountants. The Audit Committee took certain actions on March 13, 2007, including, among other things, recommending to the Independent Trustees that the independent auditors of the Fund be approved as such.

Nominating and Governance Committee. The Nominating and Governance Committee is composed of all of the Independent Trustees. The Nominating and Governance Committee performs the functions set forth in the Nominating and Governance Committee Charter of the Fund. As part of its duties, the Nominating and Governance Committee makes recommendations the full Board of Trustees with respect to candidates for the Board. The Nominating and Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board of Trustees and the qualifications of the candidate. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include:

•  The name of the shareholder and evidence of the person's ownership of shares of the Fund, including the number of shares owned and the length of time of ownership; and

•  The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Fund and the person's consent to be named as a Trustee if selected by the Nominating and Governance Committee and nominated by the Board of Trustees.

The shareholder recommendation and information described above must be sent to the Fund's Secretary, c/o Advent Capital Management, LLC, 1065 Avenue of the Americas, 31st Floor, New York, New York 10018 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Trust's most recent annual meeting of shareholders. The Nominating and Governance Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Governance Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund. The Nominating and Governance Committee also seeks to have the Board represent a diversity of backgrounds and experience.

Proxy Voting Policies

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Investment Manager pursuant to the Investment Manager's proxy voting guidelines. Under these guidelines, the Investment Manager will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Investment Manager's proxy voting procedures are attached as Appendix B to this Statement of Additional Information.

Codes of Ethics

The Fund and the Investment Manager have adopted a consolidated code of ethics under Rule 17j-1 of the Investment Company Act. The Adviser has adopted a code of ethics under Rule 17j-1 of the Investment Company Act, as has its affiliate, Claymore Securities, Inc. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Security and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Security and Exchange Commission at 1-202-942-8090. The consolidated code of ethics is available on the EDGAR Database on the Security and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Security and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Adviser

Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, serves as the investment adviser to the Fund. The Adviser is located at 2455 Corporate West Drive, Lisle, Illinois 60532. Pursuant to the investment advisory agreement between the Adviser and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Investment Manager, provides personnel and pays the compensation of all trustees of the Fund who are its affiliates. Claymore Securities, Inc., an affiliate of the Adviser, is an underwriter in the offering being made pursuant to this prospectus and acts as servicing agent to various investment companies. Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for investment advisors and their valued clients.

Investment Manager

Advent Capital Management, LLC, located at 1065 Avenue of the Americas, 31st Floor, New York, New York 10018, acts as the Fund's Investment Manager. Advent operates as a limited liability company and had approximately $3.3 billion in assets under management as of March 31, 2007. The Investment Manager is majority owned and controlled by Tracy V. Maitland. Advent specializes in managing convertible and high yield securities for institutional and individual investors. Members of the investment team at Advent have experience managing equity securities. Advent will be responsible for the day-to-day management of the Fund, which includes the buying and selling of securities for the Fund.

Portfolio Management

Other Accounts Managed by the Portfolio Managers. In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Investment Manager or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of April 10, 2007.

OTHER SEC REGISTERED INVESTMENT COMPANIES:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Companies with Performance Based Fees	Total Assets of Investment Companies with Performance Based Fees
Tracy V. Maitland	2	$1.172 billion	0	$0
F. Barry Nelson	2	$1.172 billion	0	$0
Hart Woodson	1	$266 million	0	$0
David Hulme	0	$0	0	$0
Paul L. Latronica	1	$266 million	0	$0
Drew S. Hanson	1	$266 million	0	$0

OTHER POOLED INVESTMENT VEHICLES:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance Based Fees	Total Assets of Pooled Investment Vehicles with Performance Based Fees
Tracy V. Maitland	3	$479 million	2	$454 million
F. Barry Nelson	2	$160 million	1	$140 million
Hart Woodson	0	$0	0	$0
David Hulme	0	$0	0	$0
Paul L. Latronica	2	$160 million	0	$140 million
Drew S. Hanson	0	$0	0	$0

OTHER ACCOUNTS:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts s	Number of Other Accounts with Performance Based Fees	Total Assets of Other Accounts with Performance Based Fees
Tracy V. Maitland	35	$1.495 billion	4	$128 million
F. Barry Nelson	28	$1.15 billion	1	$66 million
Hart Woodson	3	$225 million	0	$0
David Hulme	22	$972 million	0	$0
Paul L. Latronica	9	$403 million	1	$66 million
Drew S. Hanson	2	$75 million	1	$49 million

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of the opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Investment Manager acts as adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Investment Manager may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security for the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The Investment Manager has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation. Portfolio Manager compensation is not directly related to the performance of any account managed by the Portfolio Manager. Portfolio Managers are compensated by salary and an annual discretionary bonus. The Portfolio Managers also participate in benefit plans and programs generally available to all employees of the Investment Manager.

Securities Ownership of the Portfolio Managers. Because the Fund is newly organized, none of the portfolio managers own shares of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees and the Adviser, decisions to buy and sell securities for the Fund and brokerage commission rates are made by the Investment Manager. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the trustees may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused the Fund to pay a broker that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged from effecting that transaction if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or a series of transactions between such broker and the Fund or the Investment Manager. Research and investment information may be provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager's expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment Manager's expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is not a formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Investment Manager may consider sales of shares of the Fund as a fact in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

One or more of the other funds which the Investment Manager manages may own from time to time some of the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Investment Manager in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Fund's Board of Trustees that this advantage, when combined with the other benefits available due to the Investment Manager's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

DESCRIPTION OF SHARES

Common Shares

The Fund's common shares are described in the prospectus. The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

Although the terms of any Preferred Share issued by the Fund, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund's Agreement and Declaration of Trust) when it authorizes a Preferred Shares offering, the Fund currently expects that the preference on distributions, liquidation preference, voting rights and redemption provisions of any such Preferred Shares will likely be as stated in the prospectus.

If the Board of Trustees determines to proceed with an offering of Preferred Shares, the terms of the Preferred Shares may be the same as, or different from, the terms described earlier in the common shares' prospectus, subject to applicable law and the Fund's Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

Other Shares

The Board of Trustees (subject to applicable law and the Fund's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board of Trustees sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code, (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following is a discussion of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Fund. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund intends to elect and to qualify for special tax treatment afforded to a regulated investment company under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its net investment income and net realized capital gains.

In order to qualify to be taxed as a regulated investment company, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities of (I) any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). For purposes of satisfying the 90% distribution requirement, a distribution will not qualify if it is a "preferential" dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class except to the extent that such preference exists by reason of the issuance of such shares). The Fund intends to distribute at least annually substantially all of such income.

The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to a tax of 35% of such amount. If the Fund retains any net capital gain, it expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes its share of such undistributed long-term capital gain, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against their U.S. federal income tax liability, if any, and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its tax basis in its common shares for the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholder) on December 31.

In order to avoid a nondeductible 4% Federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of the calendar year) and (iii) 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Fund paid no U.S. federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a regulated investment company in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Fund Investments

Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund. In order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash with which to make required distributions to its shareholders.

If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to the shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs are not treated as qualified dividend income, as discussed below under "Taxation of Shareholders."

If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the shareholders.

The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

The Fund may be subject to withholding and other foreign taxes with respect to its foreign securities. The Fund does not expect to satisfy the requirements to pass through to the shareholders their share of the foreign taxes paid by the Fund. Similarly, although the Fund may invest in tax exempt securities, the Fund does not expect to pass through tax exempt income to its shareholders.

Taxation of Shareholders

Distributions paid to you by the Fund from its investment company taxable income, which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends"), are generally taxable to you as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from U.S. corporations, and (ii) for taxable years beginning before January 1, 2011, as qualified dividend income eligible for the reduced maximum U.S. federal rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). The Fund does not expect that a significant portion of its net investment income (and correspondingly its distributions) will consist of qualified dividend income. There can be no assurance as to what portion of the Fund's ordinary income dividends will constitute qualified dividend income. Distributions made to you from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains if they have been properly designated by the Fund, regardless of the length of time you have owned common shares of the Fund. The maximum U.S. federal tax rate on net long-term capital gain of individuals is generally 15% (5% for individuals in lower brackets) for such gain realized for taxable years beginning before January 1, 2011. There can be no assurance as to what portion of the Fund's distributions, if any, will consist of long-term capital gains.

If, for any calendar year, the Fund's total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the common shares. The amount treated as a tax-free return of capital will reduce a shareholder's tax basis in the common shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of his or her tax basis in the common shares will be taxable to the shareholder as capital gain (assuming the common shares are held as a capital asset).

The sale or other disposition of common shares of the Fund will generally result in gain or loss to you, and will be long-term capital gain or loss if the common shares have been held for more than one year at the time of sale and are a capital asset in your hands. Any loss upon the sale or exchange of Fund common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. Any loss you realize on a sale or exchange of common shares of the Fund will be disallowed if you acquire other common shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend.

A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at a rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends consisting of investment company taxable income and short-term capital gain. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions of net capital gain and any net capital gain retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the foreign investor is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets other requirements. In the case of a foreign investor who is a nonresident alien individual, the Fund may be required to withhold U.S. federal income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. Any gain that a foreign investor realizes upon the sale, exchange or other disposition of shares will ordinarily be exempt from U.S. federal income tax unless (i) the income from the Fund is "effectively connected" with a trade or business within the United States carried on by the foreign investor, or (ii) in the case of a foreign investor that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Certain types of income received by the Fund from real estate investment trusts ("REITs"), real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income will (i) constitute taxable income, as "unrelated business taxable income" ("UBTI") for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, (ii) not be offset against net operating losses for tax purposes, (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries and (iv) cause the Trust to be subject to tax if certain "disqualified organizations," as defined by the Code (such as certain governments or governmental agencies and charitable remainder trusts), are Trust shareholders.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

The Fund is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Fund's common shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury regulations. The Code and the Treasury regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Holders of common shares are advised to consult their own tax advisors for more detailed information concerning the U.S. federal income taxation of the Fund and the income tax consequences to its holders of common shares. Holders of common shares are also advised to consult their own tax advisors with regard to the tax consequences under the laws of state, local, foreign or other taxing jurisdictions.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

The table below illustrates the yearly total return, from 1974 through 2006, of convertible bonds and the S&P 500 Index. Past performance is not indicative of future results and is not reflective of any actual investment product.

Convertibles	S&P 500	Year
-11.00%	-26.00%	1974
26.00%	38.00%	1975
28.00%	24.50%	1976
5.10%	-7.00%	1977
3.50%	6.00%	1978
16.50%	18.00%	1979
27.00%	32.00%	1980
4.00%	-5.00%	1981
31.50%	22.00%	1982
13.00%	23.00%	1983
4.50%	5.50%	1984
27.50%	32.00%	1985
17.00%	18.00%	1986
-3.10%	5.00%	1987
14.30%	16.00%	1988
14.10%	31.50%	1989
-3.20%	-4.00%	1990
27.00%	30.50%	1991
12.50%	8.00%	1992
15.00%	10.00%	1993
-3.00%	2.00%	1994
24.00%	38.00%	1995
12.50%	24.00%	1996
14.50%	33.00%	1997
12.30%	27.00%	1998
35.00%	20.50%	1999
-6.19%	-9.11%	2000
-4.50%	-11.90%	2001
-5.00%	-22.00%	2002
28.00%	33.00%	2003
9.59%	10.87%	2004
1.01%	4.68%	2005
12.83%	15.79%	2006

Historical Benchmark Returns and Standard Deviation

For the period 1974-2006

	Average Annual Return	Standard Deviation
Convertibles	11.45%	12.09%
S&P 500	12.49%	17.17%

Source: Ibbotson Associates, Inc. (1974-2002); Merrill Lynch Convertible Research (2003-2006).

The category "Convertibles" is represented for the period 1974-2002 by data compiled and published by Ibbotson Associates, Inc. in the study by Scott L. Lummer and Mark W. Riepe of Ibbotson Associates, Inc., "Convertible Bonds as an Asset Class: 1957-1992," published in The Journal of Fixed Income, Vol. 3, No. 2, September 1993, and updated annually by Ibbotson Associates, Inc. from 1997 to 2002, published in the Global Convertible Handbook (collectively, the "Ibbotson Study"). The data series published in the Ibbotson Study was compiled by Ibbotson using data from the following sources: an equal-weighted average of the monthly total returns of convertible bond mutual funds as reported by Lipper Analytical Services (1974 to 1975), the Morningstar convertible bond style benchmark (1976-1981) and the First Boston Convertible Bond Index (1982-2002). The category "Convertibles" is represented for the period 2003-2006 by the Merrill Lynch All

Convertibles Index, an unmanaged index that is a market-value weighted average of monthly total returns on convertible issuers, debentures and preferred stock convertible into a specified number of shares.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 widely-held stocks designed to measure the performance of the broad domestic economy. Returns assume dividend reinvestment and price appreciation.

For purposes of the illustration represented by "Historical Benchmark Returns and Standard Deviation", "Standard Deviation" measures the degree to which the monthly returns of the stated asset classes varied from their average annual returns over a certain period; with a higher number representing greater volatility and a lower number representing less volatility.

The securities in which the Fund will invest will not match, and are not intended to be representative of any index. Index performance does not reflect the deduction of any management fees, account charges or other fees and expenses that will apply to the Fund. It is not possible to invest directly in these indexes. Past performance of the indexes is not indicative of future performance of the Fund or of any of the securities in which the Fund will invest.

EXPERTS

The Statement of Assets and Liabilities of the Fund as of , 2007 appearing in this Statement of Additional Information has been so included in reliance on the report of , the Fund's independent registered public accounting firm, given the authority of said firm as experts in auditing and accounting. , located at , provides accounting and auditing services to the Fund.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the registration statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. A copy of the registration statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Commission.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of

Advent/Claymore Global Convertible Securities & Income Fund

In our opinion, the accompanying statement of net assets presents fairly, in all material respects, the financial position of Advent/Claymore Global Convertible Securities & Income Fund (the "Fund") at , 2007, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

, 2007

ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND
STATEMENT OF NET ASSETS
May 2, 2007 (unaudited)

ASSETS:
Cash	$100,084
Total Assets	100,084
NET ASSETS	$100,084
COMPOSITION OF NET ASSETS:
Common Stock, at par value of $0.001 per share	$5
Additional Paid in Capital	100,079
NET ASSETS	$100,084
COMMON SHARES:
Net asset value per share ($100,084 / 5,240 shares of beneficial interest issued and outstanding)	$19.100
Public offering price per share	$20.00

SEE NOTES TO FINANCIAL STATEMENTS

ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND

NOTES TO FINANCIAL STATEMENT
MAY 2, 2007
(unaudited)

NOTE 1—ORGANIZATION:

Advent/Claymore Global Convertible Securities & Income Fund (the "Fund") was organized as an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund has not had any operations to date other than the sale of 5,240 common shares of beneficial interest to Claymore Securities, Inc. for the amount of $100,084.

Offering expenses are estimated to be $1,000,000, assuming 25,000,000 shares of beneficial interest are sold, which will be borne by the Fund. Included in this estimate are payments to the underwriters of $0.00667 per common share representing a partial reimbursement of expenses incurred in connection with this offering. Claymore Advisors, LLC (an affiliate of Claymore Securities, Inc.) and Advent Capital Management, LLC, the Fund's investment adviser and investment manager, respectively, have agreed to pay offering expenses (other than sales load, but including the reimbursement of expenses to the underwriters) in excess of $.04 per common share. Claymore Advisors, LLC has also agreed to pay the Fund's organizational expenses. The actual number of shares sold in the initial public offering and associated costs may differ significantly from the above estimates.

NOTE 2—ACCOUNTING POLICIES:

The preparation of the financial statement in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statement. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTE 3—INVESTMENT ADVISORY AGREEMENT, INVESTMENT MANAGEMENT AGREEMENT AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between Claymore Advisors, LLC (the "Adviser") and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Investment Manager, provides personnel and pays the compensation of all trustees of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.40% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to any preferred shares or otherwise attributable to the use of financial leverage, if any) less the sum of accrued liabilities.

Pursuant to an Investment Management Agreement among the Adviser, the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.60% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund's portfolio of securities, which includes buying and selling securities for the Fund and investment research. The Investment Manager also provides personnel to the Fund and pays the compensation of all trustees of the Fund who are its affiliates.

The Bank of New York ("BNY") acts as the Fund's custodian, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As administrator, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

NOTE 4—FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Appendix A

RATINGS OF INVESTMENTS

Standard & Poor's

A brief description of the applicable Standard & Poor's ("S&P") rating symbols and their meanings (as published by S&P) follows:

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

  •  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  •  Nature of and provisions of the obligation;

  •  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA  An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A  An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC  An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated "CC" is currently highly vulnerable to nonpayment.

C  A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D  An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus(-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1  A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2  A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3  A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B-1  A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

  B-2  A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

  B-3  A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C  A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D  A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Qualifiers

i  This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

l  Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p  This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi  Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr  The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

"preliminary" ratings are assigned to issues, including financial programs, in the following circumstances.

  •  Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

  •  Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t  This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody's Investors Service, Inc.

A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions

AAA  Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.

AA  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A  Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA  Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B  Obligations rated B are considered speculative and are subject to high credit risk.

CAA  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

CA  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C  Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium Term Note Ratings

Moody's assigns long-term ratings to individual debt securities issued from medium-term note ("MTN") programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

  •  Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

  •  Notes allowing for negative coupons, or negative principal;

  •  Notes containing any provision that could obligate the investor to make any additional payments;

  •  Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

For credit-linked securities, Moody's policy is to "look through" to the credit risk of the underlying obligor. Moody's policy with respect to non-credit linked obligations is to rate the issuer's ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3  This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG  This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1  This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2  This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3  This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG  This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Appendix B

ADVENT CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

I.  POLICY STATEMENT

Introduction

Advent Capital Management, LLC (the "Advisor") is adopting these proxy voting policies and procedures (the "Policies and Procedures") in order to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and its associated recordkeeping requirements.

The Policies and Procedures apply to those client accounts (i) that contain voting securities; and (ii) for which the Advisor has authority to vote client proxies. The Policies and Procedures will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. Other, similar rights such as consent rights shall be evaluated on a case by case basis.

Pursuant to the Policies and Procedures and its fiduciary duties, the Advisor will vote client proxies as part of its authority to manage, acquire and dispose of account assets. When voting proxies for client accounts, the Advisor's primary objective is to make voting decisions solely in the best interests of clients and beneficiaries and participants of benefits plans for which we manage assets. In fulfilling its obligations to clients, the Advisor will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide the Advisor with a statement of proxy voting policy. In these situations, the Advisor seeks to comply with such policy to the extent it would not be inconsistent with applicable regulation or the fiduciary responsibility of the Advisor.

Duty to Vote Proxies

The Advisor acknowledges that it is part of its fiduciary duty to its clients to vote client proxies, except in cases in which the cost of doing so, in the opinion of the Advisor, would exceed the expected benefits to the client. This may be particularly true in the case of non-U.S. securities. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of logistical problems that may have a detrimental effect on the Advisor's ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate the Advisor's voting instructions. Accordingly, the Advisor may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a non-US company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the Advisor believes its clients will derive by voting on the company's proposal, the Advisor may decide not to attempt to vote at the meeting.

Material Conflicts

The Advisor will vote its clients' proxies in the best interests of its clients and not its own. In voting client proxies, the Advisor will avoid material conflicts of interests between the interests of the Advisor and its affiliates on the one hand and the interests of its clients on the other. The Advisor recognizes that it may have a material conflict of interest in voting a client proxy where (i) it manages assets, administers employee benefit plans, or provides brokerage, underwriting or insurance to companies whose management is soliciting proxies; (ii) it manages money for an employee group that is the proponent of a proxy proposal; (iii) has a personal relationship with participants in a proxy solicitation or a director or candidate for director; or (iv) it otherwise has a personal interest in the outcome in a particular matter before shareholders. Notwithstanding the above categories, the Advisor understands that the determination of whether a "material conflict" exists depends on all of the facts and circumstances of the particular situation. The Advisor acknowledges the existence of a relationship of the type discussed above, even in the absence of any active efforts to solicit the investment adviser with respect to a proxy vote, is sufficient for a material conflict to exist.

II.  GENERAL PROXY VOTING GUIDELINES

It is the policy of the Advisor in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients. To ensure consistency in voting proxies on behalf of its clients, the Advisor utilizes the proxy voting guidelines (the "Proxy Voting Guidelines") set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues

A.  Management Proposals:

1. The following management sponsored proposals are often voted in support of management.

☒ For	☐ Against	☐ Case by Case	Selection or ratification of auditors

☒ For	☐ Against	☐ Case by Case	Approval of financial statements, director and auditor reports

☒ For	☐ Against	☐ Case by Case	Election of Directors

☒ For	☐ Against	☐ Case by Case	Limiting Directors' liability and broadening indemnification of Directors

☒ For	☐ Against	☐ Case by Case	Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors

☒ For	☐ Against	☐ Case by Case	Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors

☒ For	☐ Against	☐ Case by Case	Recommendations to set retirement ages or require specific levels of stock ownership by Directors

☒ For	☐ Against	☐ Case by Case	General updating/corrective amendments to the charter

☒ For	☐ Against	☐ Case by Case	Elimination of cumulative voting

☒ For	☐ Against	☐ Case by Case	Elimination of preemptive rights

☒ For	☐ Against	☐ Case by Case	Provisions for confidential voting and independent tabulation of voting results

☒ For	☐ Against	☐ Case by Case	Proposals related to the conduct of the annual meeting except those proposals which relate to the "transaction of such other business which may come before the meeting"

☒ For	☐ Against	☐ Case by Case	Capitalization changes which eliminate other classes of stock and voting rights

☒ For	☐ Against	☐ Case by Case	Proposals to increase the authorization of existing classes of stock if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 10% of shares currently authorized and at least 10% of the new authorization will be outstanding

☒ For	☐ Against	☐ Case by Case	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 10% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

☒ For	☐ Against	☐ Case by Case	Proposals for share repurchase plans, unless it appears that a repurchase plan lacks a bona fide business purpose

☒ For	☐ Against	☐ Case by Case	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock, provided such proposals have a legitimate business purpose

☒ For	☐ Against	☐ Case by Case	Proposals to effect stock splits unless such a split would be contrary to shareholders' best interests

☒ For	☐ Against	☐ Case by Case	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases

☒ For	☐ Against	☐ Case by Case	Director fees unless the amounts are excessive relative to other companies in the country or industry

☒ For	☐ Against	☐ Case by Case	Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees

☒ For	☐ Against	☐ Case by Case	Establishment of Employee Stock Option Plans and other employee ownership plans

☒ For	☐ Against	☐ Case by Case	Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

☒ For	☐ Against	☐ Case by Case	Adoption of anti-greenmail provisions provided that the proposal (a) defines greenmail, (b) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders, and (c) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

2. The following proposals are often voted against, notwithstanding management support:

☐ For	☒ Against	☐ Case by Case	Capitalization changes which add classes of stock which substantially dilute the voting interests of existing shareholders

☐ For	☒ Against	☐ Case by Case	Proposals to increase the authorized number of shares of existing classes of stock which carry preemptive rights or super voting rights

☐ For	☒ Against	☐ Case by Case	Creation of blank check preferred stock

☐ For	☒ Against	☐ Case by Case	Changes in capitalization by 5% or more where management does not offer an appropriate rationale or where it is contrary to the best interests of existing shareholders

☐ For	☒ Against	☐ Case by Case	Compensation proposals that allow for discounted stock options which have not been offered to employees in general

☐ For	☒ Against	☐ Case by Case	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

☐ For	☒ Against	☐ Case by Case	Anti-takeover and related provision that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers

☐ For	☒ Against	☐ Case by Case	Shareholders rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

☐ For	☒ Against	☐ Case by Case	Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions

☐ For	☒ Against	☐ Case by Case	Proposals to indemnify auditors

3. The following types of proposals are often voted on a case-by-case basis:

☐ For	☐ Against	☒ Case by Case	Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis

☐ For	☐ Against	☒ Case by Case	Executive/Director stock option plans. Generally, the stock option plans should meet the following criteria: (i) Whether the stock option plan is incentive based; (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval; and (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval

☐ For	☐ Against	☒ Case by Case	Proposals requiring shareholder ratification of poison pills

B.  Shareholder Proposals:

1. The following shareholder proposals are often supported:

☒ For	☐ Against	☐ Case by Case	Requiring Auditors to attend the annual meeting of shareholders

☒ For	☐ Against	☐ Case by Case	Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors

2. The following shareholder proposals are often determined on a case-by-case basis:

☐ For	☐ Against	☒ Case by Case	Proposals which limit tenure of directors

☐ For	☐ Against	☒ Case by Case	Proposals to limit golden parachutes

☐ For	☐ Against	☒ Case by Case	Proposals requiring directors to own large amounts of stock to be eligible for election

☐ For	☐ Against	☒ Case by Case	Restoring cumulative voting in the election of directors

☐ For	☐ Against	☒ Case by Case	Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors

☐ For	☐ Against	☒ Case by Case	Proposals which request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

☐ For	☐ Against	☒ Case by Case	Proposals which limit retirement benefits or executive compensation

☐ For	☐ Against	☒ Case by Case	Requiring shareholder approval for Bylaw or charter amendments

☐ For	☐ Against	☒ Case by Case	Requiring shareholder approval for shareholder rights plan or poison pill

☐ For	☐ Against	☒ Case by Case	Requiring shareholder approval of golden parachutes

☐ For	☐ Against	☒ Case by Case	Confidential voting

☐ For	☐ Against	☒ Case by Case	Elimination of certain anti-takeover related provisions

☐ For	☐ Against	☒ Case by Case	Reduction or elimination of supermajority vote requirements

☐ For	☐ Against	☒ Case by Case	Prohibit payment of greenmail

3. The following shareholder proposals are often not supported:

☐ For	☒ Against	☐ Case by Case	Requirements that the issuer prepare reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders

☐ For	☒ Against	☐ Case by Case	Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact to the shareholders

☐ For	☒ Against	☐ Case by Case	Proposals which require inappropriate endorsements or corporate actions.

III.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.  Proxy Review Committee

The Advisor's Proxy Review Committee (the "Committee") is responsible for creating and implementing the Policies and Procedures and, in that regard, has adopted the general principles and guidelines set forth above in Sections I and II. Among other things, the Committee is responsible for the following:

1.  The Committee, consisting of members designated by the Chief Executive Officer, shall establish and review these Policies and Procedures and determine how the Advisor will vote proxies on an ongoing basis.

2.  The Committee shall have the authority to amend and change the Policies and Procedures and designate voting positions consistent with the objective of maximizing long-term investment returns for the Advisor's clients.

3.  The Committee shall meet as needed to oversee and address all questions relating to the Advisor's Policies and Procedures, including: (1) general review of proposals being put forth at shareholder meetings of portfolio companies; (2) adopting changes in the Policies and Procedures; (3) determining whether voting on matters in the manner favored by the Advisor are "material" conflicts of interests within the meaning of Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended; (4) determining how to vote matters for which specific direction has not been provided the Proxy Voting Guidelines (i.e. "case by case" matters) or are otherwise not covered by the Proxy Voting Guidelines (collectively, "Discretionary Proposals"); (5) determining whether to override the Proxy Voting Guidelines with respect to any proxy vote; and (6) designating a compliance officer (the "Compliance Officer") to implement the Operating Procedures set forth in Part B of this Section III.

4.  The Committee will periodically review the Proxy Voting Guidelines to determine if they are current and consistent with the Advisor's policy and will make appropriate changes as needed.

B.  Operating Procedures

The following operating procedures are intended to ensure that the Advisor satisfies its proxy voting obligations:

1.  The Compliance Officer will review all new client accounts to determine whether (i) the account contains voting securities and (ii) the client has delegated proxy voting authorization to the Advisor in the investment advisory agreement or (iii) the client has otherwise provided specific voting instructions. Any questions regarding whether or not a security is a "voting" security or whether voting authority has been delegated by a client will be directed to the General Counsel of the Advisor.

2.  The Compliance Officer will receive proxy materials and ballots and reconcile these materials with holdings in client accounts at least once monthly.

3.  The Compliance Officer will compile and review the matters to be voted on, at least once monthly, and determine: (i) which matters are to be voted in accordance with the Proxy Voting Guidelines (a "Pre-Determined Matter"); and (ii) which matters are Discretionary Matters and (iii) which matters are to be voted pursuant to the instructions of clients (a "Directed Matter"). Any questions regarding whether a matter is a Pre-Determined Matter, a Discretionary Matter or a Directed Matter will be directed to the General Counsel of the Advisor.

4.  For all Discretionary Matters, the Compliance Officer shall screen the matter and make a preliminary determination regarding whether the matter presents a potential material conflict of interest between the interests of the Advisor and its affiliates on the one hand and the Advisor's client on the other.

In order to determine whether a Discretionary Matter poses a potential material conflict of interest, the Compliance Officer shall compile and maintain a list of the following as applicable:

(a)  all issuers for which the Advisor or its affiliates manages assets;

(b)  all issuers for which the Advisor or its affiliates administers employee benefit plans;

(c)  all issuers for which the Advisor or its affiliates brokerage, underwriting or insurance;

(d)  any issuer for which the Advisor or its affiliates is soliciting the provision of services enumerated in (a), (b) and (c);

(e)  any other issuer with which the Advisor or its affiliates or its senior officers has a material business relationship; and

(f)  any employee group for which the Advisor manages money;

This list, which the Compliance Officer shall update at least quarterly, shall be known as the "Master Conflicts List."

The Compliance Officer shall screen the issuer, employee group or any other material related party ("Material Parties") involved in the Discretionary Matter against the Master Conflicts List and develop a list of potential conflicts ("Potential Conflicts List").

5.  For each Discretionary Matter, the Compliance Officer shall solicit written reports from portfolio managers, investment personnel, analysts and other employees of the advisor who may have an investment or other professional interest in the Discretionary Matter. The Compliance Officer shall compile these reports in an "Advisory Report."

6.  The Compliance Officer shall present each meeting of the Committee with: (i) a list of all Pre-Determined Matters to be voted in accordance with the Proxy Voting Guidelines; (ii) a list of all Discretionary Matters; (iii) a list of all Directed Matters to be voted in accordance with client instructions (iv) the Potential Conflicts List; and (v) any Advisory Reports.

7.  The Committee shall meet quarterly. The Committee shall review and approve the list of Pre-Determined Matters to be voted in accordance with the Proxy Voting Guidelines and the list of all Directed Matters to be voted in accordance with client instructions. For each Discretionary Matter presented, the Committee will determine: (i) the manner in which to vote on the proxy and, (ii) whether the manner in which the Committee has determined to vote the proxy would, under the facts and circumstances, create a material conflict of interest between the interests of the Advisor and its affiliates on the one hand and the Advisor's clients on the other. In making the finding required in (ii) above, the Committee shall consider the Potential Conflicts List and any other material relationship known to the Committee between the Advisor and its affiliates and the Material Parties.

If the Proxy Review Committee determines that with respect to any Discretionary Matter that a material conflict of interest exists in voting the Discretionary Matter in the manner favored by the Committee, the Committee shall direct the Compliance Officer to obtain the informed written consent of the affected client (or clients) to the Committee's favored vote. If obtaining such consent from any client is impracticable or undesirable, the Advisor shall vote the client's proxy in accordance with the recommendation of an independent third-party service provider experienced in such matters to be retained by the Advisor on a case-by-case basis, as necessary.

8.  If any portfolio manager, investment person, or any other employee of the Advisor wishes to vote a proxy with respect to a Pre-Determined Matter in a manner other than that set forth in the Proxy Voting Guidelines (an "Override Matter"), such person shall contact the Compliance Officer. The Compliance Officer shall screen the Override Matter against the Master List and include the results on the Potential Conflicts List. The Compliance Officer shall also solicit an Advisory Report for presentation to the Committee. The Override Matter shall be presented at the next scheduled meeting of the Committee for a determination of: (i) whether the matter should be voted in a manner other than as specified in the Proxy Voting Guidelines; and (ii) whether the manner in which the Committee has determined to vote the proxy would constitute a material conflict of interest. If the Committee determines that a material conflict of interest exists with respect to voting the Override Matter in the manner it favors, the Committee shall direct the Compliance Officer to either: (i) vote the Override Matter in the manner originally prescribed by the Proxy Voting Guidelines; or (ii) obtain the informed written consent of the affected client (or clients) to the Committee's favored vote.

9.  Directed Matters will be voted in accordance with the instructions of the client.

10.  The Compliance Officer will ensure that all proxies are voted in accordance with these Procedures and Policies.

11.  The Compliance Officer may delegate any of his or her functions to a third party proxy voting or other service provider.

12.  All decisions of the Committee, including all determinations regarding whether or not a material conflict of interest existed with respect to a Discretionary or Override Matter and the basis for such determination, shall be documented in writing and maintained by the Compliance Officer for a period of at least 6 years.

IV.  CLIENT DISCLOSURE POLICIES

The Advisor will disclose the Policies and Procedures to its clients. The Advisor's disclosure will consist of a "concise summary" of its proxy voting policies and procedures. This disclosure will also tell clients how to get a complete copy of the Advisor's policies and procedures. The proxy voting disclosure will be provided to existing clients with their first quarterly account statement after June 30, 2003. The Advisor's proxy voting disclosure will be provided to new clients in the Advisor's "brochure" or Part II to its Form ADV which will be delivered with a letter identifying the presence of the disclosure. The Compliance Officer will provide any client, upon written request, with a tabulation of how such client's proxies were voted by the Advisor.

V.  RECORDKEEPING REQUIREMENTS

Rule 204-2 under the Advisers Act, as amended, requires that the Advisor retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes it cast on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by the investment adviser that were material to making a decision how to vote, or that memorialized the basis for the decision. The Advisor will keep all written requests from clients and any written response from the Advisor (to either a written or an oral request). The Advisor may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that the Advisor has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

PART C

Other Information

Item 25. Financial Statements And Exhibits

(1)	Financial Statements

Part A—None.

Part B—Statement of Net Assets

(2)	Exhibits

	(a)	Agreement and Declaration of Trust(2)

	(b)	By-Laws(2)

	(c)	Inapplicable

	(d)	Form of Specimen Share Certificate(2)

	(e)	Form of Dividend Reinvestment Plan(+)

	(f)	Inapplicable

	(g)(1)	Form of Investment Advisory Agreement(+)

	(g)(2)	Form Investment Management Agreement(+)

	(h)	Form of Purchase Agreement(+)

	(i)	Inapplicable

	(j)(1)	Form of Custodian Agreement(+)

	(j)(2)	Form of Foreign Custody Manager Agreement(+)

	(k)(1)	Form of Stock Transfer Agency Agreement(+)

	(k)(2)	Form of Administration Agreement(+)

	(k)(3)	Form of Fund Accounting Agreement(+)

	(l)	Opinion and Consent of Counsel to the Fund(+)

	(m)	Inapplicable

	(n)	Consent of Independent Registered Public Accounting Firm(+)

	(o)	Inapplicable.

	(p)	Form of Initial Subscription Agreement(+)

	(q)	Inapplicable.

	(r)(1)	Consolidated Code of Ethics of the Fund and the Investment Manager(+)

	(r)(2)	Code of Ethics of the Advisor and Claymore Securities, Inc(+)

	(s)	Power of Attorney(1)

(*)           Filed Herewith.

(+)           To be filed by further amendment.

(1)                                  Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, filed April 13, 2007.

(2)                                  Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement, filed April 23, 2007.

Item 26.  Marketing Arrangements

Reference is made to the Form of Purchase Agreement for the Registrant’s shares of beneficial interest to be filed by amendment to this registration statement.

Item 27.  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fee	$
NYSE listing fee	$
Printing (other than certificates)	$
Engraving and printing certificates	$
Accounting fees and expenses	$
Legal fees and expenses	$
NASD fee	$
Miscellaneous	$
Total	$

Item 28.  Persons Controlled By Or Under Common Control With The Registrant

None.

Item 29.  Number of Holders of Shares

As of [          ], 2007

Title Of Class	Number of Record Holders

Common Shares of Beneficial Interest	0

Item 30.  Indemnification

Article V of the Registrant’s Agreement and Declaration of Trust provides as follows:

5.1 No Personal Liability of Shareholders, Trustees, etc.  No Shareholder of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Fund Property or the acts, obligations or affairs of the Fund.  Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law.  No trustee or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Fund Property for satisfaction of claims of any nature arising in connection with the affairs of the Fund.  If any Shareholder, trustee or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.  Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a trustee or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2 Mandatory Indemnification.  (a) The Fund hereby agrees to indemnify each person who at any time serves as a trustee or officer of the Fund (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”).  Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification.  The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a trustee or officer of the Fund and shall inure to the benefit of his or her heirs, executors and personal and legal representatives.  No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a trustee or officer of the Fund or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those trustees who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder.  All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met.  In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Fund, any statute, agreement, vote of stockholders or trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the Investment Company Act and this Declaration, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the trustees.

5.3 No Bond Required of Trustees.  No trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4 No Duty of Investigation; Notice in Fund Instruments, etc.  No purchaser, lender, transfer agent or other person dealing with the trustees or with any officer, employee or agent of the Fund shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the trustees or of said officer, employee or agent.  Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Fund, and every other act or thing whatsoever executed in connection with the Fund shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as trustees under this Declaration or in their capacity as officers, employees or agents of the Fund.  The trustees may maintain insurance for the protection of the Fund Property, its Shareholders, trustees, officers, employees and agents in such amount as the trustees shall deem adequate to cover possible tort liability, and such other insurance as the trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.

5.5 Reliance on Experts, etc.  Each trustee and officer or employee of the Fund shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel, or upon reports made to the Fund by any of the Fund’s officers or employees or by any Investment Manager, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the trustees, officers or employees of the Fund, regardless of whether such counsel or expert may also be a trustee.

Insofar as indemnification for liabilities arising under the Act, may be terminated to trustees, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.  Reference is made to Article    of the underwriting agreement attached as Exhibit (h), which is incorporated herein by reference.

Item 31.  Business and Other Connections of Advisor and Investment Manager

Not Applicable

Item 32.  Location of Accounts and Records

The Registrant’s accounts, books and other documents are currently located at the offices of (i) Advent Capital Management, LLC, the Registrant’s Investment Manager, located at 1065 Avenue of the Americas, 31st Floor, New York, New York  10018, (ii) The Bank of New York , the Registrant’s Administrator, Custodian and Transfer Agent, located at 101 Barclay Street, New York, New York 1028 and (iii) Claymore Advisors, LLC, the Registrant’s Advisor, located at 2455 Corporate West Drive, Lisle, Illinois 60532.

Item 33.  Management Services

Not Applicable.

Item 34.  Undertakings

(1)  The Registrant hereby undertakes to suspend the offering of its common shares until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)  Not applicable.

(3)  Not applicable.

(4)  Not applicable.

(5) (a)  For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 4th day of May, 2007.

ADVENT/CLAYMORE GLOBAL CONVERTIBLE
SECURITIES & INCOME FUND

By:	/s/ Tracy V. Maitland
Tracy V. Maitland
Trustee, President and Chief
Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 4th day of May, 2007.

SIGNATURE	TITLE

/s/ Tracy V. Maitland	Trustee, President and Chief Executive
Tracy V. Maitland	Officer

/s/ Robert White	Treasurer and Chief Financial Officer
Robert White

*	Trustee
Randall C. Barnes

*	Trustee
David Black

*	Trustee
Nicholas Dalmaso

*	Trustee
Derek Medina

*	Trustee
Ronald A. Nyberg

*	Trustee
Gerald L. Seizert

*	Trustee
Michael A. Smart

*	Signed by Rodd Baxter pursuant to a power of attorney previously filed.

By:	/s/ Rodd Baxter
Rodd Baxter
Attorney-In-Fact
May 4, 2007